UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2024

MURPHY OIL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8590	71-0361522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9805 Katy Fwy, Suite G-200 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 675-9000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On October 2, 2024, Murphy Oil Corporation (the “Company”) announced that the Board of Directors (the “Board”) has unanimously appointed Eric M. Hambly, currently the Company's President and Chief Operating Officer, as the President and Chief Executive Officer, effective as of January 1, 2025, and has also elected Mr. Hambly to the Board, effective as of January 1, 2025.

Mr. Hambly will be succeeding Roger W. Jenkins, who will be retiring as Chief Executive Officer of the Company and as a member of the Board, effective as of December 31, 2024, and thereafter is expected to serve as a non-executive employee. In that capacity, Mr. Jenkins will serve as an advisor to the Board and management until his retirement from the Company on December 31, 2025.

Mr. Hambly, age 50, joined the Company in 2006 in the Corporate Reserves department earning roles with increasing responsibility. He was named Senior Vice President, US Onshore in 2016, promoted to Executive Vice President, Onshore in 2018 and Executive Vice President, Operations in 2020, and has played a critical leadership role in the Company’s worldwide exploration and production operations, primarily focusing on offshore operations in the Gulf of Mexico and Malaysia, as well as onshore operations in the US and Canada. He was promoted to Executive Vice President, Operations, in 2020 and assumed his current position as President and Chief Operating Officer in February 2024.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing the foregoing appointment is attached hereto as Exhibit 99.1. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

99.1	Press Release of Murphy Oil Corporation dated October 2, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2024	MURPHY OIL CORPORATION
	By:	/s/ Paul D. Vaughan
Name: Paul D. Vaughan
Title: Vice President and Controller